Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.30

EIGHTH AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This EIGHTH AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM AGREEMENT, dated as of December 9, 2018 (the “Eighth Amendment Effective Date”), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Eighth Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017, which sets forth each Party’s rights and responsibilities with respect to developing, marketing, and offering the Program (the “Agreement”);

WHEREAS, Bank and Company entered into that certain First Amendment to the Agreement, dated as of September 30, 2017, that certain Second Amendment to the Agreement, dated as of September 30, 2017, that certain Third Amendment to the Agreement, dated as of December 21, 2017, and that certain Fourth Amendment to the Agreement, dated as of [pending signature], that certain Fifth Amendment to the Agreement, dated as of August 16, 2018, that certain Sixth Amendment to the Agreement, dated as of [pending signature], that certain Seventh Amendment to the Agreement, dated as of [pending signature], in each case, to amend certain terms and conditions of the Agreement; and

WHEREAS, Bank and Company desire to enter into this Eighth Amendment to the Agreement to further amend the Agreement and to set forth additional terms and conditions to govern the Program.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1    AMENDMENTS TO THE AGREEMENT

1.1	The Parties add to the Agreement as Exhibit “K” the document attached hereto as Attachment “A” for a fixed cost proposal for services listed.

IN WITNESS WHEREOF, this Eighth Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)
By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	11/13/2018	Date:	11/9/2018

DocuSigned by:
T-Mobile Legal Approval By:
/s/ [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ATTACHMENT A TO THE EIGHTH AMENDMENT
Exhibit K
DEVELOPMENT OF [***] PROPOSAL TO ADD ADDITIONAL SERVICES TO THE AGREEMENT

1.1
Bank will prepare a [***] proposal detailing [***] associated with the additional services Company requests to be added to the Agreement and outlined below (“Proposal”). The terms applicable to the development and delivery of this Proposal are as outlined below.

1.1.1
Bank will deliver a Proposal to Company outlining the details [***] that will be associated with delivering the services set forth in the table below. To complete and deliver the Proposal, Bank will perform [***]. Nothing in this Exhibit “K” obligates Bank to begin any technological development work on any of the services to be discussed in the Proposal or set forth in the table below.

1.1.2
Bank contemplates that the Proposal will include a [***] to develop and implement the various services set forth in the table below [***] should Company and Bank agree to the development and implementation of the services contained in the Proposal.

1.1.3	Bank will begin work on the Proposal, [***], and continuing until the Proposal is complete or Company gives notice of termination concerning the work on this Proposal. [***].

1.1.4	Company may terminate any work under this Proposal upon sixty (60) days’ written notice to Bank. [***].

1.1.5
If Company desires that the services set forth in the Proposal be added to the Agreement, the parties shall enter into a further written agreement setting forth the terms and conditions upon which the Bank will perform those additional services. Bank is not obligated to provide any services described in the Proposal until such SOW has been agreed to by Bank and Company and added to the Agreement at a future date.

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SCOPE OF PROPOSED SERVICES TO BE ADDRESSED IN PROPOSAL

Item	Description
Category 1
[***] and [***]	[***]
[***]	[***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Item	Description
[***]
[***]	[***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Category 2
[***]	[***]

[***]	[***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]
[***]	[***]
[***]	[***]

7